September 2011
Investor Presentation

China GengSheng Minerals, Inc.

NYSE AMEX: CHGS

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Trading Snapshot

NYSE AMEX: CHGS	
Recent Price (as of 9/7/11)	$ 1.38
52 Week High/Low	$ 6.74/$1.01
Shares Outstanding	27.8M
Market Cap	$ 36.98M
Avg Vol (3m)	206,450 shares
Public since:	2007
Top institutional investors (as of 6/30/11)	AQR Capital Management, LLC California Public Employees Retirement System

China GengSheng Minerals (AMEX: CHGS)

- A leading China-based developer and manufacturer of high-tech mineral-based materials.
- Four product categories:
  - Refractories
  - Fracture proppants
  - Fine precision abrasives
  - Industrial ceramics
- End Users:
  - Steel mills
  - Oil & gas drillers
  - Solar cell producers
  - Electronics manufacturers



Headquarters in Gongyi, Henan province

Employees: 1400 +

- Strong R&D capabilities, including local R&D center, partnerships with industry organizations and research institutes
  - Patents: 9 granted, 35 pending patent applications
  - Partnered with Federation for International Refractory Research and Education ("FIRE")






Investment Highlights

- One of the largest **monolithic refractory** and **fracture proppant** producers in China, with Industry-leading heat resistant, energy efficient technologies
- Addressing large market opportunities: steel, oil & gas and solar
- Expanding fracture proppant capacity to address growing international market opportunity
- Low customer concentration mitigates risk
- Growth strategy: Broaden market share, improve margin profile and receivables
- Solid balance sheet (as of 6/30/11): $9.5M in cash / $21.0M in working capital / $60.0M of stockholders' equity



Total Revenue 2007-2011
US$ in Millions
$60
$50
$40
$30
$20
$10
$0
2007
2008
2009
2010
1H 11
Fine Precision Abrasives
Fracture Proppant
Industrial Ceramics
Refractory



Net Income 2007-2011
US$ in Millions
5.0
3.0
1.0
-1.0
2007
2008
2009
2010
1H11

Recent Accomplishments

- FY10 sales of $14.3M, with 3-yr CAGR of 217%
- $30M in contract awards for 2011 YTD
- Increased capacity to 90,000 MT/yr
- New facility entered trial production in July 2011
- Entered a 5 year strategic partnership with distributor to develop North American market

- Launched in 3Q10
- Ramping production
- Acquired a minority stake in raw materials supplier
- Targeting solar industry



Fracture Proppants
Core Refractories
Precision Abrasives
Corporate

- Joined FIRE as the organization's first Chinese industrial partner
- Signed Full-Service program contract with new steel customer
- Launched new high-margin refractory products

- Appointed Mr. Ningfang Liang as Chief Financial Officer
- March 4, 2010: Began trading on the NYSE AMEX under the symbol "CHGS"
- Completed $10M registered Direct Offering in January 2011

*CAGR from 2007-2010

2011 Growth Drivers

Fracture Proppants

- Growing international demand for fracture proppants
- Expanded manufacturing capacity (90,000 MT/Year, ramping to 150,000 during 3Q11)
- Improved cost efficiency
- Increasing market penetration in North America through strategic cooperation with distributors

Fine Precision Abrasives

- Targeting large, growing markets such as solar industry
- Ramping production to drive profitability
- Cost improvements through investment in producer of Green SiC (primary raw material)

Refractories

- Introducing new, higher-margin products
- Addressing expanded market opportunity with new refractory products that complement existing product portfolio

Business Segments

1H 2011 Segment Revenue


Fine Precision Abrasives
6.2%
Industrial
Ceramics
2.0%
Fracture
Proppants
30.4%
Refractories
61.4%

Core Refractories Business Provides Solid Foundation and Recurring Revenue Supported by:

- Growing fracture proppant business
- Fine precision abrasives contribution from new opportunities in solar, optical and semiconductor markets
- Incremental revenue from industrial ceramics

Our Location and Customers



Strategically located in the Henan province

- One of the highest concentrations of bauxite reserves in China

Serving 200+ customers

- ~80% of products sold in China
- ~20% sold overseas

CHGS customers include some of the largest steel and iron producers and oil & gas companies in China:

- Located in 25 provinces in the PRC
- Export to the US and other countries in Asia and Europe

Refractories: Our Core Business

Refractories Protect linings of melting and conveying equipment under high temperatures



Bricks



Monolithic



Core Refractories Business

Refractories Account for ~61% of Business	
Target Market	Steel Mills
Products	More than 100 products developed to address specific applications.
Full Service	• One of the earliest domestic full service providers. • CHGS is paid based on clients' steel output. • Typical contracts are 1 or 2 years. • Maintenance contracts were 55% of refractories revenues for the first six months in 2011.
Customers	200+
Annual Capacity	Monolithic refractories: 100,000 metric tons Shaped refractories: 15,000 metric tons

Growing Refractories Market

Market Opportunity and Growth Drivers

- China is the world's largest steel producer, with 2010 output reaching a record 626.7 million metric tons (44.3% of global output).
- Total refractories market in China: $16B**
- Our addressable market for monolithic refractories in China: $5B**
- $580B stimulus package helped stabilize demand and increase steel output in China
- Government mandate for efficiency, energy-savings, and consolidation in steel sector driving demand for more advanced refractory technologies

China Annual Crude Steel Output 2000~2010


mln tons
700
600
500
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E

China's Output of Monolithic Refractories*


mln tons
14
12
10
8
6
4
2
0
2009
2010
2011E
2012E

** Source: World Steel Association*
***Management estimate*

Fracture Proppants

Fracture Proppants are Tiny Pellets That are Highly Resistant to Pressure

Used to Squeeze Out Trapped Pockets of Oil and Natural Gas
Improves Oil Well Yield by ~12%






oil
oil
oil
oil
oil
oil

Fracture Proppants Business

Fracture Proppants Account for ~30% of Business	
Target Market	Oil and Gas Drillers
Products	A matrix defined by a variety of sizes, strengths, and densities.
Certificate	• Qualified by China Petroleum & Chemical Industry Association (CPCIA) • Tier-1 supplier recognized by PetroChina, Sinopec and CNOOC
Customers	International + CNPC
Annual Capacity	90,000 metric tons per year (60,000 MT in-house) New facility test running; with a designed capacity of 60,000 MT

Growing Fracture Proppant Market

Market Opportunity and Growth Drivers

- Worldwide growth of oil-drilling activity
- China's crude oil output exceeded 200 million tons in 2010, up 6.9% YoY, with the fracture proppant market in China estimated to be ~$400M
- Strong and rapidly growing international demand for Chinese proppants
- CHGS has been awarded $30 million in proppant export contracts in 2011 to-date
- CHGS is focused on introducing customers to higher-end, higher-margin products
- New facility entered test production in July, and is expected to increase production capacity to 150,000 MT/year in 3Q11, including 30,000MT OEM

Fracture Proppant Revenue



16
12
8
4
0
In million (US)
07-10 CAGR: 217%
2007
2008
2009
2010
1H 2011

Production Capacity Expansion

Production Capacity
(in metric tons)

	2009	2010	2011E
In-house	60,000	60,000	120,000
OEM	-	15,000	30,000
Total	60,000	75,000	150,000

Industrial Ceramics

Industrial Ceramics are Used for Fuses, Vacuum Interrupters, Electrical Components, and Mud Slurry and High-pressure Pumps

Highly resistant to heat, erosion, abrasion and pressure



Ceramic plates, tubes, elbows, and rollers.

Used in heavy machines for steel production, power generation, and mining.



Ceramic cylinders and plugs.

Used in plug pumps for drilling crude oil.



Wearable ceramic valves.

Used for transferring gas and liquid products.

Industrial Ceramics Business

Industrial Ceramics Account for 2% of Business	
Target Market	Electric power, steel and oil. Collaboration agreement underway to develop products for the solar market.
Collaborations	5-year collaboration agreement (2008) with the Ceramics Research Institute of Zhengzhou University (CRI) to develop next-generation industrial ceramics for energy and pollution reduction.
Products	• Abrasive balls and tiles, valves, electronic and structural ceramics • 7 patents issued
Services	Installation and maintenance
Customers	6
Annual Capacity	150,000 units per year

Fine Precision Abrasives

Fine Precision Abrasives are used for the slicing and polishing of silicon wafers in industries such as solar, optical and electronics. These products are in high demand among solar equipment manufacturers to help increase panel manufacturing efficiency



Ingot
Wire Web 1
Wire Web 2



Main application: wafer wire slicing

Fine Precision Abrasives Business

Fine Precision Abrasives – launched in 3Q10, ~ 6% of Business	
Target Market	• Solar Panel Manufacturers • Semiconductors, Electronic Components and Optical Equipment • Solar-related abrasive products market in China is estimated to be $440M*
Products	• Commercially launched with first revenue contribution in 3Q10 • 15 products across a spectrum of particle sizes
Growth Drivers	• Investment in upstream materials supplier improves sourcing capabilities for high-quality SiC • Solar panel makers recovering from recession • Energy sector continues to attract investment • Gov't mandate is to bring capacity to over 10GW by 2020
Customers	Several sales agreement with agents
Annual Capacity	20,000 metric tons per year

* Company management estimate

Addressing Market Demand







MonolithicRefractori es

Steelmills

Consumable suppliesforcrudesteelpro duction

Launched 1986

Capacity:100,000MT

+15,000MTbrick

Gross Margin: 25%

ChinaMarket Size: $5B

FractureProppant

OilandGasdrillers

Expandingmarketsharein NorthAmerica

Launchedin2Q2007

Capacity:90,000MT

Newfacilityentered trial production

GrossMargin:30%

ChinaMarket Size: $0.4B

FinePrecisionAbrasiv es

Initialtarget:Solarindustry

Launchedin3Q2010

Capacity:20,000MT

Gross Margin: lower,but increasing

ChinaMarketSize:$0.4B

Competitive Advantages

- Established leader in monolithic refractory and fracture proppant markets
  - Extensive customer base including numerous industry leaders
  - Reputation for superior quality and technological sophistication
- Ability to gain market share in adverse environment due to economies of scale, diverse customer base, and strong balance sheet
- Full service business segments provide predictable and recurring revenue
- Ability to leverage manufacturing and R&D capabilities to enter new mineral-based lines of business
- Constant innovation in product offerings as well as service model, driven by commitment to R&D and deep understanding of customer needs

Experienced Management

Mr. Shunqing Zhang, Chairman & CEO

Founded China GengSheng Minerals in 1986

Mr. Ningfang (Frank) Liang CFO

Joined CHGS in July 2011; 15 years of high-level finance and SEC reporting experience

Mr. Zhenyong Bi, Vice President

Joined CHGS in 2003. 15 years refractory industry Experience; PhD from University of Science & Technology BJ

Mr. Kai Shi, Chief Engineer

Joined CHGS in 2007;
20 years experience in refractory industry;
Key contributor of 2 patents;
winner of several refractory technology awards;
PhD from Zhengzhou University

Annual Growth



Total Revenue 2007-2010
$60
$50
$40
$30
$20
$10
$0
In million (US)
2007
2008
2009
2010
Refractory
Industrial Ceramics
Fracture Proppant
Fine Precision Abrasives



Net Income 2007-2010
$5.0
$3.0
$1.0
-$1.0
In million (US)
2007
2008
2009
2010

Quarterly Results

Second Quarterly Revenue Breakdown


In million (US)
$25
$20
$15
$10
$5
$0
2Q10
2Q11
Refractory
Industrial Ceramics
Fracture Proppants
Fine Precision Abrasives

Quarterly Net Income


In thousands (US)
1200
1000
800
600
400
200
0
-200
-400
2Q10
2Q11
Net Income

2Q 2011 Financial Overview

- Revenue of $20.4M vs. $15.0M in 2Q10
  - Refractory product sales increased by 10.6% YoY to $12.5M
  - Proppant sales increase by 90.3% YOY to $5.9M
  - Fine precision abrasives generated revenue of $1.5 million
- Gross margin decreased to 26.1% vs. 32.8% in 2Q10
- Net loss of $247,000, or one cent per diluted share
- Solid cash position with Cash and cash equivalents of $9.5M
- CHGS expects to achieve annual growth in revenue for the full year 2011 compared with 2010, primarily derived from growth of proppant business lines and increasing contribution from fine precision abrasives
  - Increasing international orders of fracture proppant
  - Expanding fracture proppant capacity from new facility
  - Ramping production of fine precision abrasives

Balance Sheet Highlights

(in thousands USD)		As of June 30, 2011	As of December 31, 2010
Assets			
Cash and Cash Equivalents	$	9,489	925
Total Current Assets	$	156,164	91,932
Total Assets	$	195,378	123,222
Liabilities			
Total Current Liabilities	$	135,127	71,897
Long-term Debt		--	--
Total Equity	$	60,251	51,325

Key Takeaways

- Poised for growth, with solid balance sheet and no long-term debt
- Recognized industry leader in monolithic refractory and fracture proppant products
- Large addressable market opportunities in steel, oil & gas and solar industries
- Ability to leverage fixed costs with high incremental margins
- Lower customer concentration mitigates risk
- Executing on growth strategy to increase capacity, broaden product offering, capture additional market share and improve margin profile

For additional information:

In China:

The Piacente Group
Wendy Sun
Investor Relations
Cell: 86-139-1145-0312
Email: gengsheng@tpg-ir.com

In the U.S.:

Ningfang Liang
Phone: 201-210-2753